                                                                  Exhibit 10.4.2

                                     Ormesa

                    BLM License for Electric Power Plant Site

                                    CA 24678

                                  UNITED STATES
                           DEPARTMENT OF THE INTERIOR
                            BUREAU OF LAND MANAGEMENT
                                  STATE OFFICE
                         E-2845 Federal Office Building
                                2800 Cottage Way
                          Sacramento, California 95825

                                                           Serial No. CACA 24678

                      LICENSE FOR ELECTRIC POWER PLANT SITE

                         UTILIZING GEOTHERMAL RESOURCES

This license, entered into on September 18, 1989, by the United States of
America, the Licensor, through the Bureau of Land Management (BLM), and Ormesa
Geothermal, the Licensee, is hereby issued under the Geothermal Steam Act of
1970 (30 U.S.C. 1001-1025) and is subject to all applicable Federal, State, and local laws and regulations including Title 43 CFR Group 3200.

SECTION 1. RIGHTS UNDER LICENSE

This license confers the right to construct, operate, and maintain a 10 MW electric generating plant and related facilities or appurtenant structures in accordance with the terms and conditions of this license, the approved plan of utilization, and the applicable regulations, on those certain lands situated in the County of Imperial, State of California,

described below excepting that prior to commencing any surface disturbance activities allowed under this license, a permit to construct a utilization facility shall be obtained from the authorized officer as required by 43 CFR
3250.6-1(b):

                  Geothermal Power Plant Site Land Description

     That portion of the Southeast one quarter of Section 6, Township 16
     South, Range 17 East, San Bernardino Meridian, County of Imperial;
     State of California, being more particularly described as follows:

     Beginning at Southeast corner of said Section 6:

     Thence along the East line of said Southeast one quarter Section 6
     North 00(0)06' 54" West 712.00 feet to a point;

     Thence leaving said East line North 89(0) 59' 18" West 33.00 feet to a point, said point being the true point of beginning;

     Thence continuing North 89(0)59' 18" West 890.80 feet to an angle point;

     Thence North 00(0)00' 00" East 552.75 feet to an angle point;

     Thence South 89(0)49' 44" East 382.80 feet to an angle point;

     Thence North 00(0)01' 00" West 86.96 feet to an angle point;

     Thence North 89(degree)55' 13" East 289.76 feet to an angle point;

     Thence South 00(degree)04' 47" East 66.00 feet to an angle point;

     Thence North 89(degree)55' 13" East 125.00 feet to the beginning of a tangent 92.08 foot radius curve concave Southwesterly;

     Thence Easterly and Southeasterly along said curve through a central angle of 89(0) 57' 53" an arc distance of 144.58 feet to a point, said point being 33.00 feet Westerly of the East line of of said Southeast one quarter of Section 6.

     Thence along a line parallel with and 33.00 feet Westerly of said East line South 00(0) 06' 54" East 481.44 feet to the true point of beginning.

     Containing 11.93 acres, more or less.

This license is for a primary term of 30 years, with a preferential right of renewal of such license under such terms and conditions as the Licensor may deem appropriate, provided that the license may be terminated as provided in Section
7 hereof.

SECTION 2. OPERATIONS

     A.   License shall comply with the regulations of the Secretary of the
          Interior as set forth in 43 CFR Part 3250.

     B.   Licensee shall comply with the provisions of the operating regulations in 43 CFR Part 3260 and all orders issued pursuant thereto. Copies of the operating regulations may be obtained from the Authorized Officer.

     C.   Prior to commencement of any activities relating to plant operations, the Licensee shall file with the Authorized Officer a copy of any utility commission license or other Federal, State, or local license or permit incident to the operation of the facilities authorized herein.

     D.   Licensee shall allow inspection of the premises and operations by duly authorized representatives of the Department of the Interior or other
          Federal agency administering the lands and shall provide for the ingress or egress of government officers, and for users of the lands under authority of the United States.

     E.   Licensee hereby agrees to hold harmless and indemnify the United
          States, its officers, agents, employees, successors, or assigns from and against all claims,

          demands, costs, losses, causes of action, damages, or liability of whatsoever kind or nature arising out of or resulting from the utilization of the property by the Licensee hereunder. The United
          States shall not be liable for any damages or injuries to persons or property in, or about, said premises from any cause other than the negligent acts or omissions of its officers, agents, or employees.

SECTION 3. RENTALS

The Licensee shall pay to the Licensor a rental of $1200.00 on or before the date of issuance of the license and on each anniversary thereafter. Said rental shall be reassessed at the discretion of the Authorized Officer at not less than ten-year intervals beginning with the tenth year of the term of this license.

SECTION 4. BOND

The Licensee shall file with the Authorized Officer and shall maintain at all times the bond required under the regulations to be furnished as a condition to the issuance of this license in the amount established by the Licensor and to furnish such additional bond or security as may be required by the Licensor upon entry on the lands or after operations have begun.

SECTION 5. EQUAL OPPORTUNITY CLAUSE

This license is subject to the provisions of Executive Order No. 11246 of
September 24, 1965, as amended, which sets forth the nondiscrimination clauses.
A copy of this Order may be obtained from the Authorized Officer.

6.  ASSIGNMENTS AND TRANSFERS

     A.   This license shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto. Any proposed transfer in whole or in part of any right, title, or interest in the licensed plant or facility or this license must be filed with the Authorized
          Officer. The application for transfer must be accompanied by the same showing of qualifications of the transferee as is required of the applicant, and must be supported by a stipulation that the assignee will comply with and must be bound by all the terms and conditions of this license. No transfer will be valid unless and until it is approved in writing by the Authorized Officer.

     B.   An application for approval of an assignment or transfer shall be accompanied by a nonrefundable fee as specified by the regulations at
          43 CFR 3250.8(b).

SECTION 7. TERMINATION AND RELINQUISHMENT

     A.   The Licensee may surrender this license by filing a written relinquishment, in triplicate, with the Authorized Officer. The relinquishment shall include a statement as to whether the land covered by the license has been disturbed and, if so, whether it has been restored as prescribed by the terms and conditions of the license. The relinquishment will not be accepted until the requirements for reclamation of the land have been met.

     B.   The license may be cancelled upon written order of the Authorized
          Officer for violation of the terms and conditions hereof, or of any of the regulations or

          orders applicable hereto, subject to notice and a right of appeal as provided in the regulations.

     C.   Following relinquishment, expiration, or cancellation, the Licensee shall within one year following the termination of the license remove all structures, machinery, and other equipment from the above described lands, and restore the land in accordance with Section 7(D)
          of this license. Additional time may be granted by the Authorized
          Officer upon a showing of good cause by the Licensee. The bond required by this license shall not be released until the reclamation process has been completed to the satisfaction of the Authorized
          Officer.

     D.   Prior to the termination of bond liability and to the extent deemed necessary by the Licensor, the Licensee shall reclaim all surface disturbances as required, remove or cover all debris or solid waste, and, so far as possible, repair the offsite and onsite damage caused by its activity or activities incidental thereto, and return access roads or trails and the licensed lands to an acceptable condition, including the removal of structures, if required. The Authorized
          Officer shall prescribe the steps to be taken by the Licensee to protect the surface and the environment and for the restoration of the licensed lands and other lands affected by operations on; the licensed lands and improvements thereon, whether or not the improvements are owned by the United States.

SECTION 8. UNLAWFUL INTEREST

No Member of, or Delegate to, Congress or Resident Commissioner, after his election or appointment, or either before or after he has qualified and during his continuance in office, and no officer, agent, or employee of the Department of the Interior, except as provided in 43 CFE 7.3(a)(1), shall be admitted to any share or part in this license or derive any benefit that may arise therefrom; and the provisions of Section 3741 of the Revised Statutes of the
United States, as amended (41 U.S.C. Sec. 22) and Sections 431, 432, and 433,
Title 18 U.S.C., relating to contracts, enter into and form a part of this license so far as the same may be applicable.

SECTION 9. CERTIFICATION OF NONSEGREGATED FACILITIES

By entering into this license, the Licensee certifies that Licensee does not and will not maintain or provide for Licensee's employees any segregated facilities at any of Licensee's establishments, and that Licensee does not and will not permit Licensee's employees to perform their services at any location, under
Licensee's control, where segregated facilities are maintained. The Licensee agrees that a breach of this certification is a violation of the Equal
Opportunity Clause of this license. As used in this certification, the term
"segregated facilities" means, but is not limited to, any waiting rooms, work rooms, work areas, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees which are segregated by explicit directive or are in fact

segregated on the basis of race, color, religion, or national origin, because of habit, local custom, or otherwise. Licensee further agrees that (except where
Licensee has obtained identical certification from proposed contractors and subcontractors for specific time periods) Licensee will obtain identical certifications from proposed contractors and subcontractors prior to the award of contracts or subcontracts exceeding $10,000 which are not exempt from the provisions of the Equal Opportunity Clause; that Licensee will retain such certifications in Licensee's files; and that Licensee will forward the following notice to such proposed contractors and subcontractors (except where the proposed contractor or subcontractor has submitted identical certifications for specific time periods); Licensee will notify prospective contractors and subcontractors of the requirement for certification of nonsegregated facilities.
A Certification of Nonsegregated Facilities, as required by the May 9, 1967,
Order (32 F.R. 7439, May 19, 1967) on Elimination of Segregated Facilities, of
the Secretary of Labor, must be submitted prior to the award of a contract or subcontract exceeding $10,000 which is not exempt from the provisions of the
Equal Opportunity Clause. The certification may be submitted either for each contract and subcontract or for all contracts and subcontracts during a period
(i.e. quarterly, semi-annually, or annually).

SECTION 10. STIPULATIONS

Affixed hereto as Exhibit "A"

                                       THE UNITED STATES OF AMERICA

                                       By /s/ Fred O'Ferrall
                                          --------------------------------------
                                          Chief, Leasable Minerals Section

                                       Date  SEP 18 1989
                                             -----------------------------------

WITNESS TO SIGNATURE OF LICENSEE       Ormesa Geothermal

                                       By Ormat Geothermal, Inc.
                                          --------------------------------------
/s/ Barbara L. Bressler                   Managing Partner
----------------------------------        --------------------------------------

                                       By /s/ Indecipherable
                                          --------------------------------------
                                          (Signature)

                                          Vice President
                                          --------------------------------------
                                              (Title)

                                       Date September 13, 1989
                                            ------------------------------------

--------------------------------------------------------------------------------
If this license is executed by a corporation, it must bear the corporate seal.

STATE OF NEVADA  )
                 ) ss.
COUNTY OF WASHOE )

     On this 18th day of September, 1989, before me, the undersigned, a Notary
Public in and for the State of Nevada, duly commissioned and sworn, personally appeared Hezy Ram, to me know to be the person who signed as the Vice President, of Ormat Geothermal, Inc, the corporation that executed the within and foregoing instrument as managing partner of Ormesa Geothermal, and acknowledged said instrument to be the free and voluntary act and deed of said partnership for the uses and purposes therein mentioned, and on oath stated that he was duly elected, qualified and acting as said officer of Ormat Geothermal, Inc., the managing partner, that he was authorized to execute said instrument by authority of the partnership agreement and a resolution of the partnership, and said managing partner acknowledged to me that said partnership executed the same.

     WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.

-------------------------------------       /s/ Martha A. Henson
              [GRAPHIC]                     ------------------------------------
           MARTHA A. HENSON                 NOTARY PUBLIC in and for the State
   Notary Public - State of Nevada          of Nevada, residing at Reno, Nevada.
Appointment Recorded In Washoe County       My Commission expires Feb. 1, 1992.
  MY APPOINTMENT EXPIRES FEB 1, 1992
-------------------------------------

                                   EXHIBIT "A"

                                  STIPULATIONS

1.   The lessee/operator shall conduct an initial subsidence survey, in accordance with the standards of GRO Order No. 4, or as prescribed by the
     BLM, prior to commercial operation. Surveying for subsidence shall be continued, in accordance with GRO Order No. 4, unless directed otherwise by the authorized officer.

2.   A geotechnical evaluation of any specific techniques required for construction, including the potential for soil liquefaction, shall be conducted on all facility sites located within 300 feet of the wetland boundary or below an elevation of 30 feet AMSL. The appropriate mitigation recommendations shall be implemented prior to comencement of drilling or the erection of any of the facilities.

3.   To reduce dust and permit continued maintenance, roads shall be constructed with the same material as the well pads. All roads shall be surfaced with a minimum of 4" of compactable gravel mixture which shall be applied to the entire width of the driving surface. Roads and other unsurfaced areas within the Ormesa IH Project area shall be maintained in a manner to minimize fugitive dust.

4.   Mesquite hummocks shall be avoided by all proposed construction and operations activities.

5.   No geothermal fluids shall be utilized for dust control purposes.

6.   All pipelines outside of the actual power plant site, unless modified by the authorized officer at the BLM EI Centro Resource Area Office, shall be elevated at least 0.3 meters above the ground to allow wildlife mobility and prevent interference with natural drainage.

7.   All buildings, pipelines and other ancillary facilities shall be of a color acceptable to the authorized officer, BLM, EI Centro Resource Area office.

8.   To minimize visual impacts, all areas of pipeline construction that have high-angle cut slopes shall have the slopes knocked down and reestablished to approximate natural contour or at least have the edges feathered. No off-road vehicle use is authorized unless otherwise approved by BLM.

9.   To minimize visual impacts, all piles of dirt that are generated as a result of pad, road, or other construction shall be pulled back down over the location or removed to a suitable site, as approved by BLM. No off-road use is authorized unless otherwise approved by BLM.

10.  Prior to approving any surface-disturbing activities for any new project areas not previously inventoried for cultural resources, the BLM - EI
     Centro will require that each area proposed for surface-disturbing activities, plus a buffer, be inventoried for cultural resources. All cultural resources identified by the inventory shall be avoided or impacts mitigated in accordance with Section 106 procedures of the National
     Historic Preservation Act of 1966.

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11.  Prior to any construction or surface disturbance, BLM shall have a preconstruction meeting at the EI Centro Resource Area Office with all proposed contractors in order to establish "ground rules" while operating on public land.

12.  Prior to any construction or surface disturbance, the lessee/operator shall flag the limits of construction on the ground to the satisfaction of the authorized officer, BLM, EI Centro Resource Area.

13.  The lessee/operator shall identify one individual who is responsible for each phase of development/operation. This individual shall be the primary contact for BLM.

14.  The BLM - EI Centro Office shall be contacted at least 24 hours prior to initiating operations.

15.  Vegetation destroyed by permitted activities shall be collected and removed concurrently with or as soon as practicable after the surface disturbing activity. This vegetation shall either be stockpiled at a central site
     (whose location is subject to approval by BLM) for removal to an appropriate landfill or burned.

16.  The entire project area shall be patrolled on a recurring 3-day basis, or more often as necessary, to pick up accumulated litter, trash, and debris.
     The

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     fence line around the power plant site shall be patrolled on a daily basis.
     Any accumulated trash shall be picked up and disposed of in an existing landfill.

17.  Vehicles shall remain on the roads. No off-road vehicle travel is permitted without prior approval by BLM. Lessee/operator is authorized to install signs to inform employees, contractors and visitors of this requirement.

18.  All areas of off-road vehicle travel shall be raked or otherwise mitigated by means acceptable to the BLM immediately after such travel has occurred.
     No use of heavy equipment to repair areas of off-road vehicle use is authorized without prior approval by BLM.

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